UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 August 1, 2005

                         AMERIPRISE CERTIFICATE COMPANY
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                     2-23772                41-6009975
 ----------------------------    ------------------------   ------------------
 (State or other jurisdiction    (Commission File Number)     (IRS Employer
       of incorporation)                                    Identification No.)

                         52 Ameriprise Financial Center
                          Minneapolis, Minnesota 55474
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          (Address of principal executive offices, including zip code)

                                 (612) 671-3131
                        ---------------------------------
                         Registrant's telephone number,
                               including area code

                      American Express Certificate Company
                             52 AXP Financial Center
                          Minneapolis, Minnesota 55474
       -----------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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Item 8.01. Other Events.

On August 1, 2005, as a consequence of the plans announced by American Express Company on February 1, 2005, to pursue a spin-off of its American Express Financial Advisors unit, American Express Certificate Company, the issuer of the American Express Certificates, changed its name to Ameriprise Certificate Company (ACC). American Express Certificates will become Ameriprise Certificates in the fourth quarter of 2005. Also on August 1, 2005, American Express Financial Corporation changed its name to Ameriprise Financial, Inc. Ameriprise Financial, Inc. continues to provide investment advisory services to ACC, and several subsidiaries of Ameriprise Financial, Inc., which have also changed their names, continue to provide distribution and other services to ACC.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              AMERIPRISE CERTIFICATE COMPANY

By:                           /s/ H. Bernt von Ohlen
                              -------------------------------------------------
                                  H. Bernt von Ohlen
                                  Vice President, Secretary and General Counsel

Dated:                            August 5, 2005